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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 25, 2004

MARINE JET TECHNOLOGY CORP.
 (Exact name of registrant as specified in its charter)

Nevada	000-33297	88-0450923
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

4805 158th Court NE
Seattle, WA 98052
 (Address of principal executive offices and Zip Code)

(425) 869-2723
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(b)     DEPARTURE OF CERTAIN OFFICERS AND DIRECTORS

Pursuant to the terms of the Agreement referred to in Item 1.01 above, the following persons resigned as officers and directors of the Company. At the time of the resignation, Ms. Holt did not have any disagreement with Marine Jet on any matter relating to Marine Jet's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 25th day of October, 2004.

MARINE JET TECHNOLOGY CORP.

BY:	/s/ Jeff Jordan
Jeff Jordan, President, Principal Executive Officer,
Principal Financial Officer and a member of the board of
Directors.